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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):   May 29, 1998
                                                        -------------------


                                  Keane, Inc.
         -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
         -------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         1-7516                                   04-243-7166
------------------------            ------------------------------------
(Commission File Number)            (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                             02129
----------------------------------------                       -----------
(Address of Principal Executive Offices)                        (Zip Code)


                                (617) 241-9200
    ----------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On May 29, 1998, Keane, Inc. (the "Registrant") filed with the Secretary of State of the Commonwealth of Massachusetts Articles of Amendment to its Articles of Incorporation increasing the number of authorized shares of the Registrant's common stock from 100,000,000 to 200,000,000 shares. A copy of the Articles of Amendment is attached as Exhibit 99.1.

     On June 2, 1998, Keane announced the acquisition by merger, to be accounted for as a pooling of interests, of Bricker & Associates, Inc. ("Bricker"). A copy of the Registrant's press release announcing the completion of the transaction is attached as Exhibit 99.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Financial statements of business acquired are not required as per Rule 3-05(b) of Regulation S-X.

     (b)  Pro Forma Financial Information.

          Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

     (c)  Exhibits.
          --------

     99.1 Registrant's Articles of Amendment increasing number of authorized shares of common stock, filed May 29, 1998

     99.2 Press Release regarding Registrant's acquisition by merger of Bricker, dated June 2, 1998

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 3, 1998                    KEANE, INC.
                                      ------------
                                      (Registrant)



                                  By: /s/ Wallace A. Cataldo
                                     ---------------------------------------
                                      Wallace A. Cataldo
                                      Vice President - Finance
                                      and Administration

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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------



 99.1 Registrant's Articles of Amendment increasing number of authorized shares of common stock, filed May 29, 1998

 99.2 Press Release regarding Registrant's acquisition by merger of Bricker, dated June 2, 1998